Summary Prospectus Supplement

June 17, 2016

Morgan Stanley Institutional Funds, Inc.

Supplement dated June 17, 2016 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 29, 2016

Small Company Growth Portfolio
(the "Portfolio")

The maximum expense ratios of each share Class of the Portfolio have been decreased, effective July 1, 2016. Accordingly, effective July 1, 2016, the Summary Prospectus is hereby amended as follows:

The Portfolio's Annual Portfolio Operating Expenses table under the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" is hereby deleted in its entirety and replaced with the following:

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.88%	0.88%	0.88%	0.88%	0.88%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.23%	0.25%	0.47%	0.47%[3]	0.11%
Total Annual Portfolio Operating Expenses*	1.11%	1.38%	2.10%	2.35%	0.99%
Fee Waiver and/or Expense Reimbursement*	0.11%	0.06%	0.25%	0.25%	0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.00%	1.32%	1.85%	2.10%	0.93%

The Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

Example
The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$342	$601	$1,342
Class A	$652	$933	$1,235	$2,090
Class L	$188	$634	$1,106	$2,411
Class C	$313	$710	$1,233	$2,667
Class IS	$95	$309	$541	$1,208

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$342	$601	$1,342
Class A	$652	$933	$1,235	$2,090
Class L	$188	$634	$1,106	$2,411
Class C	$213	$710	$1,233	$2,667
Class IS	$95	$309	$541	$1,208

The fourth footnote following the Portfolio's Example information under the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 1.85% for Class L, 2.10% for Class C and 0.93% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

  SU-MSIF-11-SPT-0616